EXHIBIT 32.1

SECTION 906 CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL

FINANCIAL OFFICER OF GLOBAL LEADERS CORP.

In connection with the accompanying Quarterly Report on Form 10-Q of Global Leaders Corp. for the quarter ended April 30, 2021, the undersigned, Yip Hoi Hing Peter, President and Chief Executive Officer, Chief Financial Officer and Chairman of Board of Directors of Global Leaders Corp., does hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) such Quarterly Report on Form 10-Q for the quarter ended April 30, 2021 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in such Quarterly Report on Form 10-Q for the quarter ended April 30, 2021 fairly presents, in all material respects, the financial condition and results of operations of Global Leaders Corp.

Date: June 18, 2021	By:	/s/ Yip Hoi Hing Peter
Yip Hoi Hing Peter
Chief Executive Officer and Chief Financial Officer
(Principal Executive Officer and Principal Financial and Accounting Officer)